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                                                                    Exhibit 10.7

                         CONSENT BY LANDLORD TO SUBLEASE


The Manufacturers Life Insurance Company (the "Landlord") is the landlord of premises described in Clause 1 of a lease dated the 10th day of May, 1996 (the "Lease"), between the Landlord and Alliance for Converging Technologies Corp. (the "Tenant"), a copy of which Lease is attached hereto as Schedule "A". The Lease contains a restriction against assignment or subletting by the Tenant without the Landlord's prior written consent thereto. The Landlord consents, subject to the following conditions, to the sublease of the Leased Premises by the Tenant, to Media Synergy Inc. (the "Subtenant"), dated the 23rd day of June, 1999, a copy of which Sublease is attached hereto as Schedule "B".

1. The Landlord's consent is expressly conditioned upon the payment of the Basic Rent and Additional Rent reserved by the Lease, and the performance and observance of the covenants, conditions and agreements in the Lease and this consent in no way affects or releases the Tenant from its obligations, liabilities and responsibilities under the Lease. The Tenant confirms and acknowledges that, notwithstanding the Sublease, that it will remain liable under the Lease for the fulfillment of all the Tenant's agreements, covenants and obligations thereunder.

2. This consent is given without prejudice to the Landlord's rights under the Lease, and is expressly limited to the Sublease, and will not be deemed to be consent to or authorization for any further or other assignment, subletting or parting with or sharing possession of all or any part of the Leased Premises by either the Tenant or the Subtenant.

3. Notwithstanding anything to the contrary contained in the Sublease, the Subtenant will not act in any manner which is inconsistent with the terms of the Lease. The Subtenant covenants to and with the Landlord that it will not cause, by any act or omission, the Tenant to be in default of its agreements, covenants and obligations under the Lease.

4. In granting its consent to the Sublease, the Landlord does not:

(a) make any representation or warranties with respect to the status of the Lease, or

(b) acknowledge or approve of any of the terms of the Sublease.

Further, nothing contained in the Sublease or this consent will be construed as modifying, waiving or affecting any of the provisions, covenants and conditions or any of the Landlord's rights or remedies under the Lease other than as specifically set forth herein.

5. In consideration of the Landlord's consent to the Sublease, the Subtenant acknowledges and agrees that:

(a) the Sublease is subject to and subordinate to the Lease;
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(b) it will observe, comply with and perform all terms, conditions and covenants in the Lease and perform all obligations of any kind whatsoever in the Lease as and when the same are due to be performed by the Tenant pursuant to the terms of the Lease, and

(c) it is subject to all of the Landlord's rights thereunder, as though the Subtenant were named the Tenant under the Lease, except as to those covenants relating to the portion of the Leased Premises not leased to the Subtenant under the Sublease. The Subtenant further expressly acknowledges and agrees to be subject to the prohibition against subletting, assigning, mortgaging or encumbering or permitting the occupation or use of all or part of the Leased Premises by others without the prior written consent of the Landlord, upon the terms and conditions as are set forth in Article 17 of the Lease.

6. The Subtenant confirms to the Landlord its right to occupy the Leased Premises is derived solely from the Lease and that should the Lease be terminated by the Landlord the Sublease will also automatically be terminated and the Subtenant will have no further rights of occupancy or tenancy of the Leased Premises pursuant to the Sublease. The Subtenant waives any statutory rights or rights at law pursuant to which it may continue to occupy the Leased Premises.

7. The Tenant and the Subtenant represent and warrant that they have dealt with no broker, finder, agent or other person in connection with the Sublease and they agree to indemnify and hold the Landlord harmless from and against any claims or causes of action for a commission or other form of compensation arising from the Sublease or the Lease, whether advanced by Broker or any other person or entity. The provisions of this paragraph will survive the termination of the Sublease and any renewal thereof.

8. All capitalized terms uses herein, and not otherwise defined, have the meaning ascribed to such terms in the Lease.


In witness whereof, the undersigned have executed this Consent By Landlord to
Sublease on this                day of                          , 1999.


                             THE MANUFACTURERS LIFE INSURANCE COMPANY



                                                                      (Landlord)
------------------------
Witness                      PER: /s/ Ron Meanchoff
                                 ------------------------------------
                             Name: Ron Meanchoff
                             Title:    Leasing Manager
                             I/We have authority to bind the corporation
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                             Alliance for Converging Technologies Corp.



                                                                        (Tenant)
------------------------
Witness                      PER:  /s/ Elliot S. Schreiber
                                 ------------------------------------
                             Name:  Elliot S. Schreiber
                             Title: Managing Partner, COO
                             I/We have the authority to bind the corporation



                             Media Synergy Inc.



------------------------
Witness                                                              (Subtenant)
                             PER:  /s/ Martha Miller
                                 ------------------------------------
                             Name:  Martha Miller
                             Title: Controller
                             I/We have the authority to bind the corporation